Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.9480%



        Excess Protection Level
          3 Month Average  4.31%
          December, 2000  0.24%
          November, 2000  6.42%
          October, 2000  6.25%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                   9.41%


        Over 30 Day Delinquency                     4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $5,990,287,874.98